Calvert Social Investment Fund
Managed Index Portfolio

Supplement to March 31, 1998 Prospectus

Date of Supplement:  August 3, 1998

Page 23 - Insert the following in Special Services and Charges, at the end of the second paragraph:

Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.